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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    March 22, 1996
                                                --------------------------------


                        PHOENIX MEDICAL TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                              0-13401                   31-0929195
- ----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)             Identification No.)



Route 521 West, P.O. Box 346, Andrews, South Carolina            29510
- --------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (803) 221-5100
                                                  ------------------------------

                               Not applicable
- --------------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 22, 1996, the Registrant sold to Microtek Medical, Inc. ("Microtek") all of the Registrant's machinery, equipment and related tangible property (including inventory and work-in-process) and all of its proprietary information, and all other property and rights related to the Registrant's manufacture and sale of adhesive skin drapes and scrub-and-prep products. The purchase price, negotiated by the parties on an arms length basis, consisted of $1,175,000 in cash and Microtek's undertaking to make contingent payments for ten years of 11.5% of its sales of patented incise drapes and 3% of its sales of other products in the Registrant's product line incorporating the patented process, with a maximum of $1,825,000 on all contingent payments, a maximum total purchase price of $3,000,000. Registrant's sales of items produced by the assets sold to Microtek accounted for 4% of its total sales in 1995 and 5% in 1994.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)     Financial Statements of Businesses Acquired.  Not applicable.

         (b)     Pro Forma Financial Information.  Not applicable.

         (c)     Exhibits.

                 10.9 Asset Purchase Agreement dated as of March 22, 1996 between the Registrant and Microtek Medical, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PHOENIX MEDICAL TECHNOLOGY, INC.



                                        By:/s/ Edward W. Gallaher, Sr.
                                           ------------------------------
                                           Edward W. Gallaher, Sr.
                                           President


Dated:  April 3, 1996





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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT


Date of Report                                           Commission File Number
March 22, 1996                                                    0-13401


                        PHOENIX MEDICAL TECHNOLOGY, INC.

                                 EXHIBIT INDEX


                                                                                     Sequentially
Exhibit No                        Exhibit Description                                Numbered Page
- ----------                        -------------------                                -------------
  10.9                    Asset Purchase Agreement dated as of March 18,
                          1996 between the  Registrant and
                          Microtek Medical, Inc.





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